UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2012

GREENHUNTER ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33893	20-4864036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1048 Texan Trail GRAPEVINE, TEXAS		76051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 410-1044

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 17, 2012, the Company, through its wholly owned subsidiary, GreenHunter Water, LLC, closed on the acquisition of 100% of the equity ownership interest of Hunter Disposal, LLC. Hunter Disposal owns three fully operational commercial salt water disposal (SWD) wells and associated facilities located in Washington County, Ohio and Lee County, Kentucky.

The historic and pro forma financial statements required by Item 9.01 are included in this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The historical audited consolidated financial statements of Hunter Disposal, LLC required by Item 9.01(a) of Form 8-K/A are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The required pro forma financial information for the acquisition of Hunter Disposal LLC required by Item 9.01(b) of Form 8-K/A are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Exhibit Title

99.1	Audited Financial Statements of Hunter Disposal, LLC for the years ended December 31, 2011 and December 31, 2010

99.2	Pro forma financial information for the acquisition of Hunter Disposal LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER ENERGY, INC.

Date: April 27, 2012	By:	/s/ Morgan F. Johnston

	Name:	Morgan F. Johnston
	Title:	Sr. VP, General Counsel and Secretary

Exhibit Number	Exhibit Title

99.1	Audited Financial Statements of Hunter Disposal, LLC for the years ended December 31, 2011 and December 31, 2010

99.2	Pro forma financial information for the acquisition of Hunter Disposal LLC